UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of principal executive offices and zip code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Incentive Plan

On January 29, 2026, the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc. (the “Company”), approved the adoption of the NovaBay Pharmaceuticals, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), subject to stockholder approval. On March 12, 2026, at the 2026 Special Meeting of Stockholders (the “Special Meeting”), the stockholders of the Company approved the 2026 Plan. On March 31, 2026, the Compensation Committee (the “Committee”) of the Board approved the grants of restricted stock unit awards described below under the 2026 Plan.

The 2026 Plan is administered by the Committee and permits grants of stock options, stock appreciation rights, restricted and unrestricted stock and stock units, performance awards, and other awards that are convertible into or otherwise based on the Company’s common stock, upon the terms and conditions as further described in the 2026 Plan, to executives and other employees of the Company as well as directors, consultants and advisors to the Company and its subsidiaries.

The 2026 Plan provides for the issuance of up to 22,223,927 shares of the Company’s common stock (the “Initial Share Pool”), subject to automatic annual increases and adjustments as set forth in the 2026 Plan (the maximum number of shares, as increased, the “Share Pool”). Up to 32,896,841 shares from the Share Pool may be delivered in satisfaction of incentive stock options.

The plan administrator generally will be able to amend the 2026 Plan, subject to stockholder approval only to the extent, if any, such approval is required by applicable law (including the Internal Revenue Code) or stock exchange requirements, as determined by the plan administrator.

On March 31, 2026, the Committee approved the form and terms of restricted stock unit awards (“RSUs”) and performance-based restricted stock unit awards (“PSUs”) to be granted to the Company’s named executive officers under the 2026 Plan. Michael Kazley was granted 4,118,828 RSUs and 15,445,603 PSUs. The significant weighting toward performance-based awards is intended to align Mr. Kazley’s compensation with the creation of long-term stockholder value. Tommy Law was granted 300,000 RSUs. The time-based RSU award agreements for Mr. Kazley and Mr. Law will be substantially identical, except with respect to their vesting schedules. One hundred percent (100%) of Mr. Kazley’s time-based awards will vest on February 16, 2027, whereas Mr. Law’s awards will vest in equal one-third installments, with the first installment vesting on February 16, 2027, the second installment vesting on January 16, 2028, and the third installment vesting on January 16, 2029.

Under each time-based RSU award agreement, if the executive’s employment is terminated by the Company without Cause, due to the executive’s disability or death, or the executive resigns for Good Reason (each as defined in the applicable employment agreement), the RSUs will vest in full as of such termination, and, if the RSUs are not assumed, continued or substituted for by the acquiring or surviving entity (or its parent) in connection with a Covered Transaction (as defined in the 2026 Plan), all unvested RSUs will vest upon the consummation of the Covered Transaction.

Mr. Kazley’s PSU award will be earned based on the achievement of specified stock price and digital asset net asset value hurdles over a five-year performance period and, to the extent earned, will vest in quarterly installments over two years following achievement of the applicable hurdle, subject to a thirteen-month cliff from January 16, 2026, generally subject to Mr. Kazley’s continued employment through the applicable vesting date. If Mr. Kazley’s employment is terminated by the Company without Cause, due to the executive’s disability or death, or the executive resigns for Good Reason, any PSUs that have been earned based on performance will vest in full as of such termination.

The descriptions of the 2026 Plan and its corresponding award agreements are qualified in their entirety by reference to the full text of the 2026 Plan and the form of time-based and performance-based award agreements thereunder, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Employment Agreements

On March 31, 2026, the Committee determined that, in order to promote the retention of the Company’s executive officers and to otherwise help ensure the stability of the Company’s leadership, it would be in the best interests of the Company to enter into new employment agreements with Mr. Kazley, the Company’s Chief Executive Officer, and Mr. Law, the Company’s Chief Financial Officer.

On March 31, 2026 (the “Effective Date”), the Company entered into an employment agreement with Mr. Kazley, pursuant to which Mr. Kazley will continue to serve as Chief Executive Officer of the Company, and entered into an employment agreement with Mr. Law, pursuant to which Mr. Law will continue to serve as Chief Financial Officer of the Company. Mr. Kazley and Mr. Law are each referred to herein as an “Executive” and the new employment agreements are collectively referred to herein as the “Employment Agreements.”

Mr. Kazley has served as the Company’s Chief Executive Officer and Chairman of the Board since October 16, 2025. Pursuant to his Employment Agreement, Mr. Kazley will continue to serve without an annual base salary until January 1, 2027. Beginning on January 1, 2027, Mr. Kazley’s base salary will be $200,000 per year (or such higher amount as the Board may determine). Pursuant to Mr. Law’s Employment Agreement, Mr. Law’s base salary will be $200,000 per year, beginning on the Effective Date.

Mr. Kazley has not been eligible for an annual cash bonus since commencing service as Chief Executive Officer and will continue to be ineligible as of the Effective Date. Beginning in 2027, the Board will evaluate the establishment of an annual bonus opportunity consistent with market compensation for similarly situated chief executive officers of comparable public companies, with a target of not less than one hundred percent (100%) of his base salary. Mr. Law is eligible to receive an annual bonus with a target of 50% of his base salary, with the actual amount to be determined by the Board based on individual and Company performance.

Beginning in 2027, Mr. Kazley will receive annual equity grants under the 2026 Plan (or any successor plan) with a grant date fair market value commensurate with similarly situated chief executive officers of comparable public companies, with an initial target for such annual grants of not less than 0.15% of the Company’s fully-diluted equity. The amount, form, mix, and terms and conditions of any annual equity grants will be determined by the Board.

If an Executive is terminated without cause or resigns for good reason (each as defined in the Employment Agreements), he will be entitled to receive the following severance benefits, subject to his execution of a separation agreement containing a general release of claims and other customary terms:

●
an amount equal to (i) for Mr. Kazley, twelve (12) months of base salary (or, if no base salary has been established and is in effect as of the date of termination, an amount determined in good faith by the Board, in consultation with Mr. Kazley, based on market compensation for similarly situated chief executive officers of comparable public companies), and (ii) for Mr. Law, six (6) months of base salary, payable in the form of salary continuation in accordance with the ordinary payroll practices of the Company;

●
a pro-rated annual bonus for the fiscal year in which the termination occurs, as determined by the Board based on actual performance, pro-rated to reflect the number of days in such fiscal year during which the Executive was employed by the Company, payable at the same time bonuses otherwise are paid to active employees of the Company (provided that, for Mr. Kazley, if no annual bonus opportunity has been established for the fiscal year in which termination occurs, any pro-rated bonus payable under this provision shall be determined in good faith by the Board, in consultation with Mr. Kazley, based on market practices for similarly situated chief executive officers of comparable public companies); and

●
the premium cost for continued health and welfare benefits for (i) twelve (12) months following termination, in the case of Mr. Kazley, and (ii) six (6) months following termination, in the case of Mr. Law (collectively with the foregoing payments, the “Severance Benefits”).

In the event an Executive’s termination without cause or resignation for good reason occurs in connection with or within (i) twenty-four (24) months following a “change in control event” (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended), in the case of Mr. Kazley, or (ii) twelve (12) months following such a change in control event, in the case of Mr. Law, the salary continuation and health and welfare benefit premium components of the Severance Benefits shall be paid in a lump sum, and shall be increased to (a) eighteen (18) months for Mr. Kazley and (b) twelve (12) months for Mr. Law.

Under the Employment Agreements, each Executive agrees that, while employed by the Company, he will not compete with the Company or any of its affiliates. In addition, each Executive agrees that, for a period of twelve (12) months following termination of employment for any reason, he will not solicit for hiring or engagement any employee of the Company or its affiliates or solicit or encourage any independent contractor providing services to the Company or any of its affiliates to terminate the independent contractor’s relationship with them. The Employment Agreements also contain other customary terms and conditions.

This description of the Employment Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreements, copies of which are attached as Exhibits 10.5 and 10.6 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Certificate of Incorporation - Corporate Legal Name Change

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 23, 2026, the Company is in the process of changing its name to “Stablecoin Development Corporation” and its ticker symbol to “SDEV.” On March 17, 2026, the Board approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) changing the Company’s corporate legal name from “NovaBay Pharmaceuticals, Inc.” to “Stablecoin Development Corporation” (the “Name Change”), to be effective as of April 2, 2026. The Company filed the Certificate of Amendment with the Delaware Secretary of State’s office on April 1, 2026, which will become effective as of April 2, 2026. The Company expects that it will begin trading under its new name and ticker symbol on April 6, 2026. Pursuant to the Delaware General Corporation Law, a stockholder vote was not necessary to effectuate the Name Change, and it does not affect the rights of the Company’s stockholders.

Amendment and Restatement of Bylaws

The Board also approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), solely to reflect the Name Change. The Amended and Restated Bylaws will also become effective as of April 2, 2026.

The foregoing descriptions of the Certificate of Amendment and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated Bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Cautionary Language Concerning Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future awards under the 2026 Plan. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this report, are detailed in the Company’s latest Form 10-K filed with the Securities and Exchange Commission on March 19, 2026. The forward-looking statements in this report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
10.1	NovaBay Pharmaceuticals, Inc. 2026 Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement (Time-Based) (Michael Kazley).
10.3	Form of Restricted Stock Unit Agreement (Time-Based).
10.4	Form of Restricted Stock Unit Agreement (Performance-Based) (Michael Kazley).
10.5	Employment Agreement, dated March 31, 2026, by and between NovaBay Pharmaceuticals, Inc. and Michael Kazley.
10.6	Employment Agreement, dated March 31, 2026, by and between NovaBay Pharmaceuticals, Inc. and Tommy Law.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 1, 2026	NovaBay Pharmaceuticals, Inc.

	By:	/s/ Tommy Law
		Name:	Tommy Law
		Title:	Chief Financial Officer